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                                                                   EXHIBIT 10.34

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

EFFECTIVE DATE:  AS OF JANUARY 1, 2001

WOOLEY:          JEFFREY J. WOOLEY

COMPANY:         SCHLOTZSKY'S, INC., a Texas corporation
                 203 Colorado Street
                 Austin, Texas  78701

AGREEMENT:       Amended and  Restated  Employment  Agreement,  effective  as of January 1, 2001,  by and between WOOLEY and COMPANY.

WHEREAS, the Parties listed above entered into the AGREEMENT described above;
and

WHEREAS, WOOLEY and COMPANY have determined that it is in their mutual best interest to modify the terms of the AGREEMENT;

NOW, THEREFORE, for the mutual obligations contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. EFFECT OF AMENDMENT. The AGREEMENT is hereby supplemented and modified by the provisions of this First Amendment to Employment Agreement ("AMENDMENT"). Wherever there is any conflict between the provisions of the AGREEMENT and the provisions of this AMENDMENT, the provisions of this AMENDMENT are paramount and shall control, and the AGREEMENT shall be construed accordingly. Any terms that are defined in the AGREEMENT shall have the same meanings in this AMENDMENT. Any provision in the AGREEMENT not expressly changed by or inconsistent with the provisions of this AMENDMENT shall remain the same.

2. AMENDMENT OF ADVANCE. The AGREEMENT is hereby amended to restate PARAGRAPH 5. as follows:

     5. ADVANCE. On or before January 31, 2001, the Company shall pay Wooley a cash advance against Wooley's future bonuses earned in the amount of $50,000. The advance shall be recovered by applying the following amounts until the full amount is recovered: $16,666.67 of the 2002 bonus, $16,666.67 of the 2003 bonus, and $16,666.67 of the 2004 bonus. If all or any portion of the advance remains after application of the 2004 bonus, such remainder shall be deemed fully earned by Wooley and not to be recovered by the Company.

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IN WITNESS WHEREOF, the parties hereto have executed this original of this
AMENDMENT to be effective on the EFFECTIVE DATE.

COMPANY:
SCHLOTZSKY'S, INC.,
a Texas corporation

By:
        ---------------------------------
        Richard H. Valade
Title:  Chief Financial Officer                      Date: 1/4/02
        Executive Vice President & Treasurer

WOOLEY:

                                                     Date: 12/28/01
-----------------------------------------
Jeffrey J. Wooley

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